EXHIBIT 10.2

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of July 16, 2026, is by and among Sadot Group Inc., a Nevada corporation with offices located at 295 E. Renfro Street, Suite 300, Burleson, Texas 76028 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A.       The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.       The Company has authorized the issuance of a new series of senior secured convertible notes of the Company, in the aggregate original principal amount of up to $100,000,000, substantially in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be convertible into shares of Common Stock (as defined below), in accordance with the terms of the Notes.

C.       Each Buyer wishes to purchase, and the Company wishes to sell (i) at the Initial Closing (as defined below), upon the terms and conditions stated in this Agreement, a Note in the aggregate original principal amount set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (which aggregate principal amount for all Buyers shall not exceed $4,000,000) (each, an “Initial Note”, and collectively, the “Initial Notes”)(the shares of Common Stock issuable pursuant to the terms of the Initial Notes, including, without limitation, upon conversion or otherwise, collectively, the “Initial Conversion Shares”) and (ii) at the Second Closing (as defined below), a Note in the aggregate original principal amount set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (which aggregate principal amount for all Buyers shall not exceed $1,000,000) (each, a “Second Note,” and collectively, the “Second Notes”)(the shares of Common Stock issuable pursuant to the terms of the Second Notes, including, without limitation, upon conversion or otherwise, collectively, the “Second Conversion Shares”).

D.       Subject to the terms and conditions set forth in this Agreement, the Company may require each Buyer and each Buyer may require the Company to participate in one or more Additional Closings (as defined below) for the purchase by each such applicable Buyer, and the sale by the Company of a Note in an original principal amount of set forth in the applicable Additional Closing Notice (as defined below) (each Note to be sold at an Additional Closing, an “Additional Note”, and collectively, the “Additional Notes”)(the shares of Common Stock issuable pursuant to the terms of the Additional Notes, including, without limitation, upon conversion or otherwise, collectively, the “Additional Conversion Shares”, and collectively with the Initial Conversion Shares and the Second Conversion Shares, the “Conversion Shares”); provided, that the aggregate principal amount of Additional Notes to be sold to the Buyers at any Additional Closing, shall not exceed $95,000,000, in the aggregate, for all Buyers at all Additional Closings.

E.       At the Initial Closing, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

F.       The Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

G.       The Notes shall rank pari passu with each other and senior to all other outstanding and future Indebtedness of the Company and its Subsidiaries other than Permitted Indebtedness (as defined in the Notes) secured by Permitted Liens (as defined in the Notes) and will be secured by all of the Company’s right, title and interest in, to and under all personal property and assets of the Company acquired using the proceeds of the Purchase Price of the Notes (or otherwise acquired using the proceeds of Collateral (as defined in the Security Agreement), wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind, nature and description, whether tangible or intangible, as evidenced by (i) a security agreement in the form attached hereto as Exhibit C (the “Security Agreement”, and together with the Perfection Certificate (as defined below), all other security documents and agreements entered into in connection with this Agreement and each of such other documents and agreements, as each may be amended or modified from time to time, collectively, the “Security Documents”), and (ii) a guaranty executed by each Subsidiary of the Company (each, a “Guarantor”), in the form attached hereto as Exhibit D (collectively, the “Guaranties”) pursuant to which each of them guarantees the obligations of the Company under the Transaction Documents (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.       PURCHASE AND SALE OF NOTES.

(a)       Purchase of Notes.

(i)       Initial Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company on the Initial Closing Date (as defined below), an Initial Note in the original principal amount as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Initial Closing”).

(ii)       Second Closing. Subject to the satisfaction (or wavier) of the conditions set forth in Sections 1(b)(ii), 6(b) and 7(b) below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company on the Second Closing Date (as defined below), a Second Note in the original principal amount as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (the “Second Closing”).

(iii)       Additional Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(b)(iii), 6(c) and 7(c) below, the Company shall issue and sell to such Buyer, and such Buyer severally, but not jointly, with any other Buyer, shall purchase from the Company, on the applicable Additional Closing Date (as defined below), such aggregate principal amount of Additional Notes as is set forth in such applicable Additional Closing Notice (each such closing of the purchase of such Additional Notes, each, an “Additional Closing”).

(b)       Closing. The Initial Closing, the Second Closing and the Additional Closing are each referred to in this Agreement as a “Closing”. Each Closing shall occur at the offices of Sullivan & Worcester LLP, 1251 Avenue of the Americas, New York, NY 10020 or such other location as the parties hereto shall mutually agree take place or remotely by electronic transfer of the documentation required for each Closing.

(i)       Initial Closing. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day (as defined below) on which the conditions to the Initial Closing set forth in Sections 6(a) and 7(a) below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, that, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(ii)       Second Closing. Subject to the completion of the Initial Closing, the date and time of the Second Closing (the “Second Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day following (i) the Stockholder Approval Date (as defined below), and (ii) the Effective Date (as defined in the Registration Rights Agreement) (collectively, the “Second Closing Trigger Events”). Upon the occurrence of the Second Closing Trigger Events, the Company shall provide written notice to the Buyers that the Second Closing Trigger Events have occurred and the Buyers shall be bound to deliver the Second Purchase Price to the Company on the Second Closing Date, unless (A) an Event of Default has occurred or the Company has breached its representations, warranties or covenants of any Transaction Document (regardless whether such Event of Default or breach has been cured) or (B) the Company has received any notification, written or oral, from the Principal Market that the Company is in non-compliance with the continued listing requirements of the Principal Market.

(iii)       Additional Closing Dates. Subject to completion of the Initial Closing and the Second Closing, if the Company has delivered an Additional Mandatory Closing Notice to each of the Buyers, the date and time of the applicable Additional Closing (each, an “Additional Closing Date,” and the Initial Closing Date, the Second Closing Date and each Additional Closing Date, each, a “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to such Additional Closing set forth in this Section 1(b)(iii) Error! Reference source not found.and Sections 6(c) and 7(c) below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer).

(1)       Additional Closings at Buyer’s Election. Subject to the satisfaction (or waiver) of the conditions to closing set forth in this Section 1(b)(iii) and Sections 6(c) and 7(c) below (the “Additional Closing Conditions”), each Buyer, severally, shall have the right, exercisable by e-mail delivery of a written notice to the Company (each, an “Additional Optional Closing Notice”) to purchase, and to require the Company to sell to such Buyer, at one or more Additional Closings (such Additional Closing, each, an “Additional Optional Closing”), up to such maximum aggregate principal amount of $95,000,000 Additional Notes (subject to reduction, on a dollar-for-dollar basis for the aggregate principal amount of any Additional Notes issued in any Additional Closing on or prior to such Additional Closing Date, if any)(each, an “Additional Optional Closing Maximum Amount”) for all Additional Closings. Each Additional Optional Closing Notice shall specify (x) the proposed date and time of the applicable Additional Closing (which, if unspecified in such Additional Optional Closing Notice, shall be the fifth (5th) Trading Day after such Additional Optional Closing Notice or such other date as is mutually agreed to by the Company and each Buyer) and (y) the aggregate principal amount of Additional Notes to be purchased by each Buyer at such applicable Additional Optional Closing, which shall not exceed the Additional Optional Closing Maximum Amount of such applicable Buyer (or such other amount as the Company and such Buyer shall mutually agree)(such aggregate principal amount of Additional Notes set forth in such Additional Optional Closing Notice to be purchased by such Buyer, each, an “Additional Optional Note Amount”). If a Buyer provides an Additional Optional Closing Notice to the Company, the Company shall be required to file a Registration Statement (as defined in the Registration Rights Agreement) to register the resale of the Conversion Shares underlying such Additional Notes issued for such Additional Option Closing (if not previously so registered under the Registration Rights Agreement), and such Buyer shall not be required to deliver the Additional Purchase Price for such Additional Notes to the Company until the Registration Statement registering the resale of the Conversion Shares underlying such Additional Notes has been (or previously had been) declared effective by the SEC. The Buyers’ rights to effect any Additional Optional Closings hereunder shall terminate on the five (5) year anniversary of the Initial Closing Date (or such earlier date as the Buyers shall determine, in their sole discretion, by delivery of a written notice to the Company) (the “Additional Closing Expiration Date”).

(2)       Additional Mandatory Closing at Company’s Election. Subject to the satisfaction (or waiver) of the Additional Closing Conditions, at any time after the later of the thirtieth (30th) Trading Day (as defined in the Notes) following (i) the immediately prior Closing, and (ii) the Effective Date of the Registration Statement registering the resale of the Registrable Securities for such applicable Closing, immediately prior to such date of determination, if on each Trading Day during the thirty (30) Trading Days immediately prior to such date of determination: (i) no more than $1.0 million in aggregate principal amount of Notes remain outstanding, (ii) the daily VWAP (as defined in the Notes) of the Common Stock is not less than $10.00, (iii) no Equity Conditions Failure (as defined in the Notes) then exists, (iv) the aggregate daily dollar trading volume (as reported on the Reporting Service (as defined in the Notes)) of the Common stock on the Principal Market is at least $2,000,000 and (v) the Company is in compliance with the continued listing requirements of the Principal Market, including the stockholders’ equity requirement pursuant to Nasdaq Listing Rule 5550(b)(1), or has cured any deficiencies of the continued listing requirements of the Principal Market of which the Company has been notified by the Principal Market, the Company shall have the right to require each Buyer to purchase at such applicable Additional Closing up to a maximum aggregate principal amount of $2,000,000 of Additional Notes as set forth opposite such Buyer’s name in column (5) of the Schedule of Buyers at any such Additional Closing (but in no event greater, for all Additional Closings, than such maximum aggregate principal amount of Additional Notes as set forth opposite such Buyer’s name in column (6) of the Schedule of Buyers (subject to reduction, on a dollar-for-dollar basis for the aggregate principal amount of any Additional Notes issued in any Additional Optional Closing on or prior to such Additional Closing Date, if any)(as applicable, each, an “Additional Mandatory Closing Maximum Amount”), by delivering a written notice by e-mail and overnight courier to each Buyer (each, an “Additional Mandatory Closing Notice”, and together with the Additional Optional Closing Notices, each an “Additional Closing Notice”, and the date of an applicable Additional Mandatory Closing Notice, each an “Additional Mandatory Closing Notice Date”) at one or more Additional Closings (such Additional Closing, each, an “Additional Mandatory Closing”). Notwithstanding the foregoing, any Trading Day period above shall be extended by the number of Trading Days during such period and any extension thereof contemplated by this proviso on which any Buyer is restricted from trading due to such Buyer’s possession of material non-public information of the Company and/or any of its Subsidiaries. Each Additional Mandatory Closing Notice shall be irrevocable. Each Additional Mandatory Closing Notice shall (A) certify that no Event of Default then exists and, other than with respect to deliverables to be delivered to each Buyer at such Additional Mandatory Closing, all the conditions to closing set forth in this Section 1(b)(iii) and Sections 6(c) and 7(c) below have been satisfied in full as of such applicable Additional Mandatory Closing Notice Date, (B) specify the proposed date of such Additional Mandatory Closing (which shall be no less than two (2) Business Days nor more than twenty (20) Business Days after such Additional Mandatory Closing Notice Date, subject to the right of each Buyer, by written notice to the Company, to accelerate such applicable Additional Closing Date to an earlier date, not less than one (1) Trading Day after such applicable Additional Mandatory Closing Notice Date (or such other date as such Buyer and the Company shall mutually agree)) and (C) specify the aggregate principal amount of Additional Notes to be purchased by each Buyer at such applicable Additional Mandatory Closing, which shall not exceed the individual or aggregate, as applicable, Additional Mandatory Closing Maximum Amount of such applicable Buyer (or such other amount as the Company and such Buyer shall mutually agree) (such aggregate principal amount of Additional Notes set forth in such Additional Mandatory Closing Notice to be purchased by such Buyer, each, an “Additional Mandatory Note Amount”). For the avoidance of doubt, the Company shall not be entitled to effect an Additional Mandatory Closing if on such applicable Additional Mandatory Closing Date there is an Event of Default or if the Company fails to satisfy any of the other conditions to closing herein (unless waived in writing by the applicable Buyer participating in such Additional Mandatory Closing). The Company’s rights to effect any Additional Closings hereunder shall terminate upon the Additional Closing Expiration Date.

(c)       Purchase Price. The aggregate purchase price for the Initial Notes to be purchased by each Buyer (the “Initial Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (7) on the Schedule of Buyers. The aggregate purchase price for the Second Notes to be purchased by each Buyer (the “Second Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (8) on the Schedule of Buyers. The aggregate purchase price of the Additional Notes to be purchased by each Buyer (the “Additional Purchase Price” and together with the Initial Purchase Price and the Second Purchase Price, each, a “Purchase Price”) shall be $900 for each $1,000 of principal amount of Additional Notes to be purchased by such Buyer at each Additional Closing.

(d)       Form of Payment.

(i)       On the Initial Closing Date, (A) each Buyer shall pay its respective Initial Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(g)) to the Company for the Initial Notes to be issued and sold to such Buyer at the Initial Closing, by wire transfer of immediately available funds in accordance with the Initial Flow of Funds Letter (as defined below) and (B) the Company shall deliver to each Buyer an Initial Note in the aggregate original principal amount as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

(ii)       On the Second Closing Date, (A) each Buyer shall pay its respective Second Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(g)) to the Company for the Second Notes to be issued and sold to such Buyer at the Second Closing, by wire transfer of immediately available funds in accordance with the Second Flow of Funds Letter (as defined below) and (B) the Company shall deliver to each Buyer a Second Note in the aggregate original principal amount as is set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

(iii)       On each Additional Closing Date, (A) each Buyer participating in such Additional Closing shall pay its respective applicable Additional Purchase Price for such Additional Closing (less, in the case of any Buyer, the amounts withheld pursuant Section 4(g)) to the Company for the Additional Notes to be issued and sold to such Buyer at such Additional Closing, by wire transfer of immediately available funds in accordance with the applicable Additional Flow of Funds Letter (as defined below) and (B) the Company shall deliver to each such applicable Buyer an Additional Note not to exceed the aggregate original principal amount set forth in the applicable Additional Closing Notice to be issued to such Buyer, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

(e)       Rank. Each party hereto acknowledges that the Initial Notes, the Second Notes and the Additional Notes shall be part of a single series of notes and shall rank pari passu with each other and senior to all other outstanding and future Indebtedness of the Company, and its Subsidiaries other than Permitted Indebtedness (as defined in the Notes) secured by Permitted Liens (as defined in the Notes).

2.       BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of each Closing Date on which such Buyer purchases any Notes hereunder:

(a)       Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)       No Public Sale or Distribution. Such Buyer (i) is acquiring its Notes, and (ii) upon conversion of its Notes will acquire the Conversion Shares issuable upon conversion thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(c)       Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Such Buyer hereby represents that neither such Buyer nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the 1933 Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the 1933 Act.

(d)       Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.(e) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)       No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)       Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement and Section 4(h) hereof: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(g).

(h)       Validity; Enforcement. The Transaction Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)        No Conflicts. The execution, delivery and performance by such Buyer of the Transaction Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.(j) Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except where specifically set forth below with respect to certain specified representations and warranties or in a disclosure schedule delivered by the Company to the Buyers concurrently with this Agreement, which is hereby incorporated by reference in, and constitutes an integral part of, this Agreement (the “Disclosure Schedules”), the Company represents and warrants to each of the Buyers that, as of the date hereof and as of each Closing Date:

(a)       Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized or incorporated, as applicable, and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary (as defined below), individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth in the SEC Reports, the Company has no Subsidiaries, except those to be formed in the ordinary course of business after the date of this Agreement. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding share capital or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)       Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company and its Subsidiaries, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Notes) have been duly authorized by the Company’s board of directors and each of its Subsidiaries’ respective board of directors or other governing body, as applicable, and other than (i) the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) a Form D with the SEC, (iii) with respect to the Second Closing and any Additional Closing and/or conversion of the Second Notes or Additional Notes, confirmation that Stockholder Approval has been obtained, (iv) with respect to the Initial Closing and/or conversion of the Notes, the filing of an Additional Listing Application with the Principal Market, and (v) any other filings as may be required by any state securities agencies, no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their shareholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Initial Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Initial Closing, the Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Notes, the Guaranties, the Security Documents, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)       Issuance of Securities. The issuance of the Securities have been duly authorized and upon issuance in accordance with the terms of the Transaction Documents, (i) each Initial Note, each Second Note and each Additional Note will be when issued at a Closing validly executed, authenticated, issued, sold, and delivered and will constitute the legal, valid, and binding obligations of the Company, and (ii) the Conversion Shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of each Closing, subject to the Company obtaining Stockholder Approval and filing an amendment to its Articles of Incorporation to increase its authorized shares of Common Stock, the Company shall have reserved from its duly authorized capital stock not less than the maximum number of Conversion Shares issuable upon conversion of the Notes (assuming for purposes hereof that (i) all Second Notes and Additional Notes issuable hereunder shall have been issued at a Second Closing and an Additional Closing on the Initial Closing Date, (ii) the Notes are convertible at the Floor Price (as defined in the Notes), (iii) interest on the Notes shall accrue upon the issuance thereof through the second anniversary of the Initial Closing Date and will be paid in shares of Common Stock at a price equal to the Floor Price and (iv) any such conversion or payment shall not take into account any limitations thereon set forth in the Notes). Upon issuance or conversion or payment in accordance with the terms of the Notes, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of shares of Common Stock. Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)       No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), as may be amended from time to time, of the Company, or the certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected).

(e)       Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, the filing of a Listing of Additional Shares application with the Principal Market, a Form D with the SEC and any other filings as may be required by any state securities agencies), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the applicable Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as disclosed on Schedule 3(n), the Company is not in violation of the requirements of the Principal Market and the Company has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)       Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g)       No General Solicitation. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

(h)       No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or caused this offering of the Securities to require approval of shareholders of the Company for purposes of the 1933 Act or under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act (other than pursuant to the Registration Rights Agreement) or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)       Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares pursuant to the terms of the Notes in accordance with this Agreement and to issue the Notes in accordance with this Agreement, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(j)       Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), shareholder rights plan or other similar anti-takeover provision under the Articles of Incorporation or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(k)       SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, except for the late filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement or in the Disclosure Schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(l)       Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in an Annual Report on Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in an Annual Report on Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Initial Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)       No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its shares of Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

(n)       Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred shares of the Company or any of its Subsidiaries, or its organizational charter, certificate of formation, memorandum of association, articles of association, certificate of incorporation or bylaws, as applicable. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed in Schedule 3(n), the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the shares of Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as disclosed in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(o) Foreign Corrupt Practices. Neither the Company, the Company’s subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)       assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(p)       Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(q)       Transactions With Affiliates. Except as disclosed in the SEC Reports, no current or former employee, partner, director, officer or shareholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common equity of a company whose securities are traded on or quoted through an Eligible Market (as defined in Section 4(f))), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, shareholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including share option agreements outstanding under any share option plan approved by the Board of Directors of the Company).

(r)       Equity Capitalization.

(i)       Definitions:

(A)       “Common Stock” means (i) the Company’s common stock, $0.0001 par value per share, and (ii) any capital stock into which such shares of Common Stock shall have been exchanged or any shares of capital stock resulting from a reclassification of such shares of Common Stock.

(ii)       Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of 22,500,000 shares of capital stock, consisting of (i) 12,500,000 shares of Common Stock, of which, 1,022,235 shares of Common Stock are issued and outstanding and no shares of Common Stock are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Notes) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 10,000,000 shares of “black check” preferred stock, par value $0.0001, of which (i) 10,000 shares have been designated as Series A Preferred Stock, all of which are issued and outstanding, (ii) 1,000 shares have been designated as Series B Preferred Stock of the Company, par value $0.0001 (the “Series B Preferred Stock”) all of which are issued and outstanding, (iii) 3,950 shares have been designated as Series C Preferred Stock of the Company, par value $0.0001 (the “Series C Preferred Stock”) all of which are issued and outstanding. The Series B Preferred Stock became non-convertible pursuant to the certificate of amendment to designation of Series B Preferred Stock filed on June 8, 2026. “Convertible Securities” means any share capital or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any share capital or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries and includes the Series B Preferred Stock and Series C Preferred Stock.

(iii)       Valid Issuance; Available Shares; Affiliates. All of such issued and outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. The SEC Reports sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Notes) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding shares of Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, except as set forth in the SEC Reports, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% shareholder for purposes of federal securities laws).

(iv)       Existing Securities; Obligations. Except as disclosed in the SEC Reports: (A) none of the Company’s or any Subsidiary’s shares, interests or share capital is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or share capital of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or share capital of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or share capital of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any share appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(v)       Organizational Documents. The Company has furnished to the Buyers true, correct and complete copies of the Articles of Incorporation as in effect on the date hereof, and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(s)       Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, (i) except as disclosed in Schedule 3(s), has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(t)        Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the shares of Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. No director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. After reasonable inquiry of its employees, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.(u) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)       Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No current (or former) executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)       Title.

(i)       Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(ii)       Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Initial Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(x)       Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (as applicable) (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. Each of the patents owned by the Company or any of its Subsidiaries is listed in the SEC Reports. None of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y)       Environmental Laws. To the extent applicable, the Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(i)       To the extent applicable, no Hazardous Materials:

(A)       have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(B)       are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(ii)       Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iii)       None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(z)       Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”). The net operating loss carryforwards (“NOLs”) for United States federal income tax purposes of the consolidated group of which the Company is the common parent, if any, shall not be adversely effected by the transactions contemplated hereby. The transactions contemplated hereby do not constitute an “ownership change” within the meaning of Section 382 of the Code, thereby preserving the Company’s ability to utilize such NOLs.

(bb) Internal Accounting and Disclosure Controls. Except as otherwise disclosed in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(cc) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Documents and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.(ee) Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Initial 8-K Filing (as defined below) one or more Buyers may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Conversion Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing shareholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(gg) U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon any Buyer’s request.

(hh) Registration Eligibility. The Company is eligible to register the Registrable Securities (as defined in the Registration Rights Agreement) for resale by the Buyers using Form S-1 promulgated under the 1933 Act.

(ii) Transfer Taxes. On each Closing Date, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(jj) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(ll) Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(mm) Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(nn) Management. During the past five year period, no current or former officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater shareholder of the Company or any of its Subsidiaries has been the subject of:

(i)       a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)       a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)       any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)       Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)       Engaging in any particular type of business practice; or

(3)       Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)       any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)       a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)       a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(oo)       Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(pp) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(qq) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(rr) Other Covered Persons. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(ss) No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(tt) Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(uu) Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(vv) Ranking of Notes. Other than Permitted Indebtedness (as defined in the Notes) secured by Permitted Liens (as defined in the Notes), if any, no Indebtedness of the Company, at each Closing, will be senior to, or pari passu with, the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.

(ww) Cybersecurity. To the extent applicable, the Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xx) Compliance with Data Privacy Laws. To the extent applicable, the Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(yy) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to you have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(zz) Placement Agent’s Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by the Buyers or their investment advisors) relating to or arising out of the transactions contemplated hereby in connection with the sale of the Securities. The Company shall pay, and hold the Buyers harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities other than Chardan Capital Markets LLC and Digital Offering LLC.

4.       COVENANTS.

(a)       Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)       Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the applicable Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at such Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to such Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(c)       Reporting Status. Until the later of (x) the Additional Closing Expiration Date and (y) such date on which the Buyers shall have sold all of the Registrable Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d)       Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities at any Closing (A) for the repayment of certain indebtedness of the Company as set forth in Schedule 4(d) hereto, and (B) the remainder for general corporate purposes and working capital, but the net proceeds shall not be used, directly or indirectly, for (i) the satisfaction of any indebtedness of the Company or any of its Subsidiaries, except for the amounts set forth in Schedule 4(d) hereto, (ii) the redemption or repurchase of any securities of the Company or any of its Subsidiaries, or (iii) the settlement of any outstanding litigation.

(e)       Financial Information. The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, any other interim reports or any consolidated balance sheets, income statements, shareholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.

(f)       Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock are then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, or the Nasdaq Global Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)       Fees. At each Closing, the Lead Buyer’s (as defined in the Schedule of Buyers) diligence and legal expenses and for all costs and expenses incurred by the Lead Buyer or its affiliates in connection with the structuring, documentation, negotiation and applicable closing of the transactions contemplated by the Transaction Documents (including, without limitation, as applicable, all legal fees of outside counsel and disbursements of Sullivan & Worcester LLP, counsel to the Lead Buyer, any other fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents and any amendments thereof or waivers with respect thereto and due diligence and regulatory filings in connection therewith) (the “Transaction Expenses”), provided that the Company shall promptly reimburse Sullivan & Worcester LLP, on demand for all Transaction Expenses applicable thereto in accordance hereto not so reimbursed through such withholding at such applicable Closing; provided, however, that the total reimbursement of legal expenses to Sullivan & Worcester LLP for expenses incurred with respect to the Initial Closing and not including any legal expenses incurred from any amendments, waivers or modifications to the Transaction Documents, shall not exceed $150,000. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(h)       Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement and subject to compliance with state and federal securities laws, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof; provided that a Buyer and its pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(i)       Disclosure of Transactions and Other Material Information.

(i)       Disclosure of Transaction. On or before 9:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of Notes, the form of Guaranties, the form of Security Agreement, and the form of the Registration Rights Agreement) (including all attachments, the “Initial 8-K Filing”). From and after the filing of the Initial 8-K Filing (but prior to the delivery of an Additional Closing Notice to the Company), the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Initial 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate. From and after the filing of the Initial 8-K Filing (but prior to the delivery of an Additional Closing Notice to the Buyers (or the receipt of an Additional Closing Notice from any Buyer, as applicable)), the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall, on or before 9:30 a.m., New York time, on the first (1st) Business Day after the Company receives (or delivers) an Additional Closing Notice, either issue a press release (each, an “Additional Press Release”) or file a Current Report on Form 8-K (each, an “Additional 8-K Filing”, and together with the Initial 8-K Filing, the “8-K Filings”), in each case reasonably acceptable to such Buyer participation in such Additional Closing, disclosing that “an institutional investor” has elected to deliver an Additional Closing Notice to the Company or the Company has elected to effect an Additional Closing, as applicable. From and after the filing of the Additional Press Release or Additional 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Additional 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

(ii)       Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion) except as required by applicable law and regulations or pursuant to Section 4(o) hereof. In the event of a breach of any of the foregoing covenants, including, without limitation, Section 4(o) of this Agreement, or any of the covenants or agreements contained in any other Transaction Document, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of such Buyer), in addition to any other remedy provided herein or in the Transaction Documents, such Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, shareholders or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to a Buyer without such Buyer’s consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filings and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

(iii)       Other Confidential Information. Disclosure Failures; Disclosure Delay Payments. In addition to other remedies set forth in this Section 4(i), and without limiting anything set forth in any other Transaction Document, at any time after the Closing Date if the Company, any of its Subsidiaries, or any of their respective officers, directors, employees or agents, provides any Buyer with material non-public information relating to the Company or any of its Subsidiaries (each, the “Confidential Information”), the Company shall, on or prior to the applicable Required Disclosure Date (as defined below), publicly disclose such Confidential Information on a Current Report on Form 8-K or otherwise (each, a “Disclosure”). From and after such Disclosure, the Company shall have disclosed all Confidential Information provided to such Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon such Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate. In the event that the Company fails to effect such Disclosure on or prior to the Required Disclosure Date and such Buyer shall have possessed Confidential Information for at least ten (10) consecutive Trading Days (each, a “Disclosure Failure”), then, as partial relief for the damages to such Buyer by reason of any such delay in, or reduction of, its ability to buy or sell shares of Common Stock after such Required Disclosure Date (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such Buyer an amount in cash equal to the greater of (I) two percent (2%) of the aggregate principal amount of Notes purchased by such Buyer hereunder and (II) the applicable Disclosure Restitution Amount, on each of the following dates (each, a “Disclosure Delay Payment Date”): (i) on the date of such Disclosure Failure and (ii) on every thirty (30) day anniversary such Disclosure Failure until the earlier of (x) the date such Disclosure Failure is cured and (y) such time as all such non-public information provided to such Buyer shall cease to be Confidential Information (as evidenced by a certificate, duly executed by an authorized officer of the Company to the foregoing effect) (such earlier date, as applicable, a “Disclosure Cure Date”). Following the initial Disclosure Delay Payment for any particular Disclosure Failure, without limiting the foregoing, if a Disclosure Cure Date occurs prior to any thirty (30) day anniversary of such Disclosure Failure, then such Disclosure Delay Payment (prorated for such partial month) shall be made on the second (2nd) Business Day after such Disclosure Cure Date. The payments to which a Buyer shall be entitled pursuant to this Section 4(i)(iii) are referred to herein as “Disclosure Delay Payments.” In the event the Company fails to make Disclosure Delay Payments in a timely manner in accordance with the foregoing, such Disclosure Delay Payments shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full.

(iv)       For the purpose of this Agreement the following definitions shall apply:

(1)        “Disclosure Failure Market Price” means, as of any Disclosure Delay Payment Date, the price computed as the quotient of (I) the sum of the five (5) highest VWAPs (as defined in the Notes) of the Common Stock during the applicable Disclosure Restitution Period (as defined below), divided by (II) five (5) (such period, the “Disclosure Failure Measuring Period”). All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Disclosure Failure Measuring Period.

(2)       “Disclosure Restitution Amount” means, as of any Disclosure Delay Payment Date, the product of (x) difference of (I) the Disclosure Failure Market Price less (II) the lowest purchase price, per share of Common Stock, of any shares of Common Stock issued or issuable to such Buyer pursuant to this Agreement or any other Transaction Documents, multiplied by (y) 10% of the aggregate daily dollar trading volume (as reported on the Reporting Service (as defined in the Notes)) of the shares of Common Stock on the Principal Market for each Trading Day (as defined in the Notes) either (1) with respect to the initial Disclosure Delay Payment Date, during the period commencing on the applicable Required Disclosure Date through and including the Trading Day immediately prior to the initial Disclosure Delay Payment Date or (2) with respect to each other Disclosure Delay Payment Date, during the period commencing the immediately preceding Disclosure Delay Payment Date through and including the Trading Day immediately prior to such applicable Disclosure Delay Payment Date (such applicable period, the “Disclosure Restitution Period”).

(3)       “Required Disclosure Date” means (x) if such Buyer authorized the delivery of such Confidential Information, either (I) if the Company and such Buyer have mutually agreed upon a date (as evidenced by an e-mail or other writing) of Disclosure of such Confidential Information, such agreed upon date or (II) otherwise, the seventh (7th) calendar day after the date such Buyer first received any Confidential Information or (y) if such Buyer did not authorize the delivery of such Confidential Information, the first (1st) Business Day after such Buyer’s receipt of such Confidential Information.

(j)       Additional Registration Statements. Until the Applicable Date (as defined below) and at any time thereafter while any Registration Statement is not effective or the prospectus contained therein is not available for use or any Current Public Information Failure (as defined in the Registration Rights Agreement) exists, the Company shall not file a registration statement or an offering statement under the 1933 Act relating to securities that are not the Registrable Securities (other than a registration statement on Form S-8 or such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the date hereof (solely to the extent necessary to keep such registration statements effective and available and not with respect to any Subsequent Placement)). “Applicable Date” means the earlier of (x) the first date on which the resale by the Buyers of all the Registrable Securities required to be filed on the initial Registration Statement (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement is declared effective by the SEC (and each prospectus contained therein is available for use on such date) or (y) the first date on which all of the Registrable Securities then outstanding are eligible to be resold by the Buyers pursuant to Rule 144 (or, if a Current Public Information Failure has occurred and is continuing, such later date after which the Company has cured such Current Public Information Failure).

(k)       Additional Issuance of Securities. During the period commencing on the date hereof and ending on the later of (x) the date no Notes remain outstanding and (y) the Additional Closing Expiration Date (the “Covenant Period”), the Company will not, without the prior written consent of the Required Holders, issue any Notes (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Notes. The Company agrees that for the period commencing on each Closing Date and ending on the date immediately following the 40th Trading Day after later of (i) such Closing Date, and (ii) the Effective Date of the Registration Statement registering the resale of the Registrable Securities for such applicable Closing (provided that such period shall be extended by the number of calendar days during such period and any extension thereof contemplated by this proviso on which any Registration Statement is not effective or any prospectus contained therein is not available for use or any Current Public Information Failure exists) (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities (as defined below), any debt, any preferred shares or any purchase rights) (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”). Notwithstanding the foregoing, this Section 4(k) shall not apply in respect of the issuance of (i) shares of Common Stock or standard options to purchase shares of Common Stock to directors, officers or employees of the Company or any Subsidiary in their capacity as such pursuant to an Approved Stock Plan (as defined below) of the Company or such agreements with such directors, officers or employees of the Company or any Subsidiary existing as of the date of this Agreement, provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) pursuant to this clause (i) do not, in the aggregate, exceed more than 5.0%, in any fiscal year, of the shares of Common stock issued and outstanding as of December 31st for the immediately preceding fiscal year and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (ii) shares of Common stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase shares of Common Stock issued pursuant to an Approved Stock Plan or such agreements with such directors, officers or employees of the Company existing as of the date of this Agreement that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard options to purchase shares of Common Stock issued pursuant to an Approved Stock Plan or such agreements with such directors, officers or employees of the Company existing as of the date of this Agreement that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than standard options to purchase shares of Common Stock issued pursuant to an Approved Stock Plan or such agreements with such directors, officers or employees of the Company existing as of the date of this Agreement that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase shares of Common Stock issued pursuant to an Approved Stock Plan or such agreements with such directors, officers or employees of the Company existing as of the date of this Agreement that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (iii) securities issued pursuant to that certain Equity Purchase Facility Agreement, dated as of July 16, 2026, by and between the Company and the investor named therein (the “July EPFA”); and (iv) the Conversion Shares (each of the foregoing in clauses (i) through (iv), collectively the “Excluded Securities”). “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which Common Stock and standard options to purchase shares of Common Stock may be issued to any employee, officer or director for services provided to the Company or any Subsidiary in their capacity as such.

(l)       Reservation of Shares. During the Covenant Period, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the maximum number of shares of Common Stock issuable upon conversion of all the Notes then outstanding (assuming for purposes hereof that (i) all Second Notes and all Additional Notes issuable hereunder shall have been issued at a Second Closing and at an Additional Closing on the Initial Closing Date, (ii) the Principal under the First Notes is doubled, (iii) the Notes are convertible at the Floor Price as of such applicable date of determination, (iv) interest on the Notes shall accrue through the second (2nd) anniversary of the Initial Closing Date and will be converted to shares of Common Stock at a conversion price equal to the Floor Price as of such applicable date of determination and (v) any such conversion shall not take into account any limitations on the conversion of the Notes set forth in the Notes) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(l) be reduced other than proportionally in connection with any conversion, exercise and/or redemption, as applicable of Notes. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(m)       Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(n)       Other Notes; Variable Securities. During the Covenant Period, the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights); provided however, that shares of Common Stock issued pursuant to the July EPFA, shall not be considered a Variable Rate Transaction. Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(o)       Participation Right. At any time on or prior to the eighteen (18) month anniversary of this Agreement, neither the Company nor any of its Subsidiaries shall, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(o). The Company acknowledges and agrees that the right set forth in this Section 4(o) is a right granted by the Company, separately, to each Buyer.

(i)       At least five (5) Trading Days prior to any proposed or intended Subsequent Placement, the Company shall deliver to each Buyer a written notice (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed Offer Notice (as defined below) constitutes or contains material, non-public information, a statement asking whether the Buyer is willing to accept material non-public information or (B) if the proposed Offer Notice does not constitute or contain material, non-public information, (x) a statement that the Company proposes or intends to effect a Subsequent Placement, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing such Buyer that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request. Upon the written request of a Buyer within one (1) Trading Day after the Company’s delivery to such Buyer of such Pre-Notice, and only upon a written request by such Buyer, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to such Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (D) offer to issue and sell to or exchange with such Buyer in accordance with the terms of the Offer such Buyer’s pro rata portion of 20% of the Offered Securities, provided that the number of Offered Securities which such Buyer shall have the right to subscribe for under this Section 4(o) shall be (x) based on such Buyer’s pro rata portion of the aggregate original principal amount of the Notes purchased hereunder by all Buyers (the “Basic Amount”), and (y) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until each Buyer shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(ii)       To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the first (1st) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to each Buyer a new Offer Notice and the Offer Period shall expire on the first (1st) Business Day after such Buyer’s receipt of such new Offer Notice.

(iii)       The Company shall have five (5) Business Days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Buyer (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (B) to publicly announce (x) the execution of such Subsequent Placement Agreement, and (y) either (I) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (II) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv)       In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii) above), then each Buyer may, at its sole option and in its sole discretion, withdraw its Notice of Acceptance or reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to this Section 4(o) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(i) above.

(v)       Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, such Buyer shall acquire from the Company, and the Company shall issue to such Buyer, the number or amount of Offered Securities specified in its Notice of Acceptance, as reduced pursuant to Section 4(o)(iv) above if such Buyer has so elected, upon the terms and conditions specified in the Offer. The purchase by such Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Buyer of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Buyer and its counsel.

(vi)       Any Offered Securities not acquired by a Buyer or other Persons in accordance with this Section 4(o) may not be issued, sold or exchanged until they are again offered to such Buyer under the procedures specified in this Agreement.

(vii)       The Company and each Buyer agree that if any Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby such Buyer shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company, (y) representation and warranties of a Buyer in the Subsequent Placement Documents shall not be more restrictive than those of the Buyers in this Agreement (other than such changes as necessary to comply with applicable law, rules and regulations, the manner of sale of such security in such Subsequent Placement and/or the type of such security to be sold in such Subsequent Placement) and (z) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.

(viii)       Notwithstanding anything to the contrary in this Section 4(o) and unless otherwise agreed to by such Buyer, the Company shall either confirm in writing to such Buyer that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that such Buyer will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Offer Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by such Buyer, such transaction shall be deemed to have been abandoned and such Buyer shall not be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide such Buyer with another Offer Notice and such Buyer will again have the right of participation set forth in this Section 4(o). The Company shall not be permitted to deliver more than one such Offer Notice to such Buyer in any thirty (30) day period, except as expressly contemplated by the last sentence of Section 4(o)(ii).

(ix)       The restrictions contained in this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities. The Company shall not circumvent the provisions of this Section 4(o) by providing terms or conditions to one Buyer that are not provided to all.

(p)       Dilutive Issuances. During the Covenant Period, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Notes any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes without breaching the Company’s obligations under the rules or regulations of the Principal Market.

(q)       Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(r)       Restriction on Redemption and Cash Dividends. During the Covenant Period, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Buyers.

(s)       Corporate Existence. During the Covenant Period, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes.

(t)       Termination of Existing Agreements. Promptly following the execution of this Agreement, the Company shall terminate any agreements in effect of the date hereof with respect to or that could result in a Variable Rate Transaction pursuant to the terms of such agreements. The Company shall notify the Investor within one day of the effective termination of any such agreements.

(u)       Conversion Procedures. Each of the form of Conversion Notice (as defined in the Notes) included in the Notes set forth the totality of the procedures required of the Buyers in order to convert the Notes. Except as provided in Section 5(d), no additional legal opinion, other information or instructions shall be required of the Buyers to convert their Notes. The Company shall honor conversions of the Notes and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Notes.

(v)       Collateral Agent. Each Buyer hereby (i) appoints [•], as the collateral agent hereunder and under the other Security Documents (in such capacity, the “Collateral Agent”), and (ii) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer’s behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or any of the other Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents. The Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Holders, and such instructions shall be binding upon all holders of Notes; provided, however, that the Collateral Agent shall not be required to take any action which, in the reasonable opinion of the Collateral Agent, exposes the Collateral Agent to liability or which is contrary to this Agreement or any other Transaction Document or applicable law. The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

(w)       Successor Collateral Agent.

(i)       The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction Documents at any time by giving at least ten (10) Business Days’ prior written notice to the Company and each holder of Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment pursuant to clauses (ii) and (iii) below or as otherwise provided below. If at any time the Collateral Agent (together with its affiliates) beneficially owns less than $100,000 in aggregate principal amount of Notes, the Required Holders may, by written consent, remove the Collateral Agent from all its functions and duties hereunder and under the other Transaction Documents.

(ii)       Upon any such notice of resignation or removal, the Required Holders shall appoint a successor collateral agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the collateral agent, and the Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. After the Collateral Agent’s resignation or removal hereunder as the collateral agent, the provisions of this Section 4(w) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the other Transaction Documents.

(iii)       If a successor collateral agent shall not have been so appointed within ten (10) Business Days of receipt of a written notice of resignation or removal, the Collateral Agent shall then appoint a successor collateral agent who shall serve as the Collateral Agent until such time, if any, as the Required Holders appoint a successor collateral agent as provided above.

(iv)       In the event that a successor Collateral Agent is appointed pursuant to the provisions of this Section 4(w) that is not a Buyer or an affiliate of any Buyer (or the Required Holders or the Collateral Agent (or its successor), as applicable, notify the Company that they or it wants to appoint such a successor Collateral Agent pursuant to the terms of this Section 4(w)), the Company and each Subsidiary thereof covenants and agrees to promptly take all actions reasonably requested by the Required Holders or the Collateral Agent (or its successor), as applicable, from time to time, to secure a successor Collateral Agent satisfactory to the requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all reasonable and customary fees and expenses of such successor Collateral Agent, by having the Company and each Subsidiary thereof agree to indemnify any successor Collateral Agent pursuant to reasonable and customary terms and by each of the Company and each Subsidiary thereof executing a collateral agency agreement or similar agreement and/or any amendment to the Security Documents reasonably requested or required by the successor Collateral Agent.

(x)       Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(y)       General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(z)       Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require shareholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(aa) Notice of Disqualification Events. The Company will notify the Buyers in writing, prior to each Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person. (bb) Subsidiary Guarantee. During the Covenant Period, upon any entity becoming a direct, or indirect, Subsidiary of the Company, the Company shall cause each such Subsidiary to become party to the Guaranty by executing a joinder to the Guaranty reasonably satisfactory in form and substance to the Required Holders.(cc) No Net Short Position. Each Buyer hereby agrees solely with the Company, severally and not jointly, and not with any other Buyer, for so long as such Buyer owns any Notes, such Buyer shall not maintain a Net Short Position (as defined below). For purposes hereof, a “Net Short Position” by a person means a position whereby such person has executed one or more sales of shares of Common Stock that is marked as a short sale (but not including any sale marked “short exempt”) and that is executed at a time when such Buyer has no equivalent offsetting long position in the Common Stock (or is deemed to have a long position hereunder or otherwise in accordance with Regulation SHO of the 1934 Act); provided, that, for purposes of such calculations, any short sales either (x) consummated at a price greater than or equal to (A) the Conversion Price, (y) that is a result of a bona-fide trading error on behalf of such Buyer (or its affiliates) or (z) that would otherwise be marked as a “long” sale, but for the occurrence of a Conversion Failure (as defined in the Notes), an Equity Conditions Failure (as defined in the Notes) and/or any other breach by the Company (or its affiliates or agents, including, without limitation, the Transfer Agent) of any Transaction Document, in each case, shall be excluded from such calculations. For purposes of determining whether a Buyer has an equivalent offsetting “long” position in the Common Stock, (A) all shares of Common Stock that are owned by such Buyer shall be deemed held “long” by such Buyer, (B) all shares of Common Stock that would be issuable upon conversion or exercise in full of all Securities issuable to such Buyer or then held by such Buyer, as applicable (assuming that such Securities were then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments that would take effect given only the passage of time) shall be deemed to be held long by such Buyer, and (C) at any other time the Company is required (or has elected (or is deemed to have elected)) to issue shares of Common Stock to such Buyer pursuant to the terms of the Notes, any shares of Common Stock issued or issuable to such Buyer (or its designee, if applicable) in connection therewith shall be deemed held “long” by such Buyer from and after the date that is one (1) Trading Day prior to the deadline for delivery of such shares of Common Stock to such Buyer, as set forth in the Notes, until such time as such Buyer shall no longer beneficially own such shares of Common Stock.(dd) Closing Documents. On or prior to fourteen (14) calendar days after each Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Sullivan & Worcester LLP a complete closing set of the executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.(ee) Stockholder Approval. The Company shall provide each stockholder entitled to vote at a meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than fifty (50) calendar days after the Closing Date (the “Stockholder Meeting Deadline”), a proxy statement, in each case, in a form reasonably acceptable to the Lead Buyer and Sullivan & Worcester LLP, at the expense of the Company, with the Company obligated to reimburse the expenses of Sullivan & Worcester LLP incurred in connection therewith; provided, however, if the Company has filed and mailed its definitive proxy statement within thirty (30) calendar days after the Closing Date, then the Company may request an extension of the Stockholder Meeting Deadline to a date no later than ten (10) calendar days following the Stockholder Meeting Deadline, which the Lead Buyer may approve in its sole discretion. The proxy statement, if any, shall solicit each of the Company’s stockholders’ affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for (i) the approval of the issuance of all of the Securities in compliance with the rules and regulations of the Principal Market (without regard to any limitations on conversion set forth in the Notes, assuming all Second Notes and all Additional Notes have been issued hereunder), (ii) the approval to effect one or more reverse stock splits of the Common Stock at a ratio within the range of 5-for-1 up to 250-for-1 (the “Reverse Stock Split Authority”), and (iii) the approval of an amendment to the Articles of Incorporation to increase the authorized number of shares of Common Stock to 1,000,000,000 (such affirmative approvals being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the board of directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained by such Stockholder Meeting Deadline, the Company shall adjourn and reconvene the Stockholder Meeting at least as often as every seventy five (75) calendar days thereafter until such Stockholder Approval is obtained, but in no event later than the three hundred and sixty-fifth (365th) calendar day after the Closing Date. Notwithstanding the foregoing, if the Company is able to obtain the written consent of holders of a majority of the shares of its issued and outstanding Common Stock to obtain the Stockholder Approval (the “Stockholder Consent”), the Company may satisfy its obligations under this Section 4(ee) by obtaining such consent and submitting for filing with the Commission a Preliminary Information Statement on Schedule 14C no later than 10 days following the date of this Agreement, followed by a Definitive Information Statement on Schedule 14C no later than the timeline for such filing prescribed by the Exchange Act; provided however, that if the Company receives a notification from the Principal Market that the Stockholder Consent must be modified, then the Company shall use its best efforts to provide a new Stockholder Consent.

(ff) Change in Transfer Agent. No later than the thirtieth (30th) calendar day immediately after the date hereof (such date, the “New Transfer Agent Deadline”), the Company shall (i) terminate its engagement of Computershare, Inc. as its transfer agent and engage a new transfer agent that is acceptable to the Lead Buyer at the Lead Buyer’s sole discretion, as its new transfer agent, (the “New Transfer Agent”) (ii) provide written notice to the Buyers of such engagement, and (iii) issue Irrevocable Transfer Agent Instructions (as defined below) to the New Transfer Agent, in a form acceptable to the Lead Buyer, at the Lead Buyer’s sole discretion.

5.       REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)       Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person and the number of Conversion Shares issuable pursuant to the terms of the Notes. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)       Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to each of the Buyers (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and/or Interest Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of or payment of interest under the Notes. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares and/or Interest Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to such Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Company’s transfer agent on each Effective Date (as defined in the Registration Rights Agreement). Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c)       Legends. Each Buyer understands that the Securities have been issued (or will be issued in the case of the Conversion Shares and the Interest Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such share certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)       Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than one (1) Trading Day (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date such Buyer delivers such legended certificate representing such Securities to the Company) following the delivery by a Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with share powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 5(d), as directed by such Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and such Securities are Conversion Shares and/or Interest Shares,

credit the aggregate number of shares of Common Stock to which such Buyer shall be entitled to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in FAST, issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee (the date by which such credit is so required to be made to the balance account of such Buyer’s or such Buyer’s designee with DTC or such certificate is required to be delivered to such Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to such Buyer or such Buyer’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(e)       Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to a Buyer (or its designee) by the Required Delivery Date, either (I) if the Transfer Agent is not participating in FAST, a certificate for the number of Conversion Shares and/or Interest Shares to which such Buyer is entitled and register such Conversion Shares and/or Interest Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of such Buyer or such Buyer’s designee with DTC for such number of Conversion Shares and/or Interest Shares submitted for legend removal by such Buyer pursuant to Section 5(d) above or (II) if the Registration Statement covering the resale of the Conversion Shares and/or Interest Shares submitted for legend removal by such Buyer pursuant to Section 5(d) above (the “Unavailable Shares”) is not available for the resale of such Unavailable Shares and the Company fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement (x) so notify such Buyer and (y) deliver the Conversion Shares and/or Interest Shares, electronically without any restrictive legend by crediting such aggregate number of Conversion Shares and/or Interest Shares submitted for legend removal by such Buyer pursuant to Section 5(d) above to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), then, in addition to all other remedies available to such Buyer, the Company shall pay in cash to such Buyer on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 2% of the product of (A) the sum of the number of shares of Common Stock not issued to such Buyer on or prior to the Required Delivery Date and to which such Buyer is entitled, and (B) any trading price of the Common Stock selected by such Buyer in writing as in effect at any time during the period beginning on the date of the delivery by such Buyer to the Company of the applicable Conversion Shares and/or Interest Shares and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date either (I) if the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver a certificate to a Buyer and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, credit the balance account of such Buyer or such Buyer’s designee with DTC for the number of shares of Common Stock to which such Buyer submitted for legend removal by such Buyer pursuant to Section 5(d) above (ii) below or (II) a Notice Failure occurs, and if on or after such Trading Day such Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Buyer of shares of Common Stock submitted for legend removal by such Buyer pursuant to Section 5(d) above that such Buyer is entitled to receive from the Company (a “Buy-In”), then the Company shall, within one (1) Trading Day after such Buyer’s request and in such Buyer’s discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any, for the shares of Common Stock so purchased) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit such Buyer’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to such Buyer a certificate or certificates or credit the balance account of such Buyer or such Buyer’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Conversion Shares and/or Interest Shares that the Company was required to deliver to such Buyer by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the Notes) of the shares of Common Stock on any Trading Day during the period commencing on the date of the delivery by such Buyer to the Company of the applicable Conversion Shares and/or Interest Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit such Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Notice Failure and/or Delivery Failure, this Section 5(e) shall not apply to the applicable Buyer the extent the Company has already paid such amounts in full to such Buyer with respect to such Notice Failure and/or Delivery Failure, as applicable, pursuant to the analogous sections of the Note held by such Buyer.

(f)       FAST Compliance. While any Notes remain outstanding, the Company shall maintain a transfer agent that participates in FAST.

6.       CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)       The obligation of the Company hereunder to issue and sell the Initial Notes to each Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)       Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)       Such Buyer and each other Buyer shall have delivered to the Company the Initial Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(g)) for the Initial Note being purchased by such Buyer at the Initial Closing by wire transfer of immediately available funds in accordance with the Initial Flow of Funds Letter (as defined below).

(iii)       The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing Date.

(b)       The obligation of the Company hereunder to issue and sell the Second Notes to each Buyer at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)       Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)       Such Buyer and each other Buyer shall have delivered to the Company the Second Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(g)) for the Second Note being purchased by such Buyer at the Second Closing by wire transfer of immediately available funds in accordance with the Second Flow of Funds Letter (as defined below).

(iii)       The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Second Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Second Closing Date.

(c)       The obligation of the Company hereunder to issue and sell an Additional Note to an applicable Buyer at an Additional Closing is subject to the satisfaction, at or before such applicable Additional Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing such applicable Buyer with prior written notice thereof:

(i)       Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)       Such Buyer shall have delivered to the Company the Additional Purchase Price (less, in the case of such Buyer, the amounts withheld pursuant to Section 4(g)) for the Additional Note being purchased by such Buyer at the Additional Closing by wire transfer of immediately available funds in accordance with the Additional Flow of Funds Letter (as defined below).

(iii)       The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Additional Closing Date.

7.       CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a)       The obligation of each Buyer hereunder to purchase its Initial Note at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)       The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer an Initial Note in such original principal amount as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers as being purchased by such Buyer at the Initial Closing pursuant to this Agreement.

(ii)       Such Buyer shall have received the legal opinion of Fleming PLLC, the Company’s counsel, dated as of the Initial Closing Date, in the form acceptable to such Buyer.

(iii)       The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iv)       The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Initial Closing Date.

(v)       The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and each Subsidiary conducts business and is required to so qualify, as of a date within ten (10) days of the Initial Closing Date.

(vi)       The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) days of the Initial Closing Date.

(vii)       Each Subsidiary shall have delivered to such Buyer a certified copy of its certificate of incorporation (or such equivalent organizational document) as certified by the Secretary of State (or comparable office) of such Subsidiary’s jurisdiction of incorporation within ten (10) days of the Initial Closing Date.

(viii)       The Company and each Subsidiary shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary or the Chief Financial Officer of the Company and the manager or other officer of each Subsidiary and dated as of the Initial Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s and each Subsidiary’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation, as amended, of the Company and the organizational documents of each Subsidiary and (iii) the bylaws (or equivalent governing document) of each Subsidiary, each as in effect at the Initial Closing.

(ix)       Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(x)       The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the Initial Closing Date immediately prior to the Initial Closing.

(xi)       The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Initial Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Initial Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market, including the minimum stockholders’ equity requirement pursuant to Nasdaq Listing Rule 5550(b)(1).

(xii)       The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xiii)       No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xiv)       Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xv)       The Company shall have submitted a Listing of Additional Shares Notification Form to the Principal Market with respect to the Initial Conversion Shares.

(xvi)       The Company shall have publicly disclosed in a Current Report on Form 8-K that to the Company’s belief (i) the transaction with Dream America Marketing Services, Ltd pursuant to that certain Share Purchase Agreement, dated as of June 26, 2026, has increased the Company’s stockholders’ equity such that they are in compliance the stockholders’ equity requirement pursuant to Nasdaq Listing Rule 5550(b)(1), and (ii) that the Company has positive stockholders’ equity of at least $3 million.

(xvii)       The Company shall have converted into equity at least $386,364 in outstanding merchant cash advances.

(xviii)       In accordance with the terms of the Security Documents, the Company shall have delivered to the Collateral Agent (A) original certificates (if any) (I) representing the Subsidiaries’ shares of share capital to the extent such subsidiary is a corporation or otherwise has certificated equity and (II) representing all other equity interests and all promissory notes required to be pledged thereunder, in each case, accompanied by undated share powers and allonges executed in blank and other proper instruments of transfer and (B) appropriate financing statements on Form UCC-1 to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Document (the “Perfection Certificate”).

(xix)        Within two (2) Business Days prior to the Initial Closing, the Company shall have delivered or caused to be delivered to each Buyer and the Collateral Agent (A) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor the Company or any of its Subsidiaries and which are filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent or the Buyers, desirable to perfect the security interests purported to be created by the Security Agreement, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Collateral Agent, shall cover any of the Collateral (as defined in the Security Agreement), and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Collateral Agent and the Buyers, shall not show any such Liens; and (B) a perfection certificate, duly completed and executed by the Company and each of its Subsidiaries, in form and substance satisfactory to the Buyers.

(xx)       The Collateral Agent shall have received the Security Agreement, duly executed by the Company and each of its Subsidiaries, together with any the original share certificates representing all of the equity interests and all promissory notes required to be pledged thereunder, accompanied by undated share powers and allonges executed in blank and other proper instruments of transfer.

(xxi)       Such Buyer shall have received a letter on the letterhead of the Company (the “Initial Flow of Funds Letter”) duly executed by the Chief Executive Officer or Chief Financial Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company.

(xxii)       The Company shall have delivered to such Buyers (or made available through the EDGAR system) the audited financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 2025.

(xxiii)       The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(b)       The obligation of each Buyer hereunder to purchase its Second Note at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)       The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer an Second Note in such original principal amount as is set forth across from such Buyer’s name in column (4) of the Schedule of Buyers as being purchased by such Buyer at the Second Closing pursuant to this Agreement.

(ii)       Such Buyer shall have received the legal opinion of Fleming PLLC, the Company’s counsel, dated as of the Second Closing Date, in the form acceptable to such Buyer.

(iii)       The Company shall have engaged the New Transfer Agent no later than the New Transfer Agent Deadline and provided evidence of such engagement to such Buyer.

(iv)       The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s New Transfer Agent.

(v)       The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Second Closing Date.

(vi)       The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and each Subsidiary conducts business and is required to so qualify, as of a date within ten (10) days of the Second Closing Date.

(vii)       The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) days of the Second Closing Date.

(viii)       Each Subsidiary shall have delivered to such Buyer a certified copy of its certificate of incorporation (or such equivalent organizational document) as certified by the Secretary of State (or comparable office) of such Subsidiary’s jurisdiction of incorporation within ten (10) days of the Second Closing Date.

(ix)       The Company and each Subsidiary shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary or the Chief Financial Officer of the Company and the manager or other officer of each Subsidiary and dated as of the Second Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s and each Subsidiary’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation, as amended, of the Company and the organizational documents of each Subsidiary and (iii) the bylaws (or equivalent governing document) of each Subsidiary, each as in effect at the Second Closing.

(x)       Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Second Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(xi)       The Company shall have delivered to such Buyer a letter from the Company’s New Transfer Agent certifying the number of shares of Common Stock outstanding on the Second Closing Date immediately prior to the Second Closing.

(xii)       The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Second Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Second Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market, including the minimum stockholders’ equity requirement pursuant to Nasdaq Listing Rule 5550(b)(1).

(xiii)       The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xiv)       No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xv)       Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xvi)       The Company shall have submitted a Listing of Additional Shares Notification Form to the Principal Market with respect to the Second Conversion Shares.

(xvii)       In accordance with the terms of the Security Documents, the Company shall have delivered to the Collateral Agent (A) original certificates (if any) (I) representing the Subsidiaries’ shares of share capital to the extent such subsidiary is a corporation or otherwise has certificated equity and (II) representing all other equity interests and all promissory notes required to be pledged thereunder, in each case, accompanied by undated share powers and allonges executed in blank and other proper instruments of transfer and (B) appropriate financing statements on Form UCC-1 to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Document (the “Perfection Certificate”).

(xviii)        Within two (2) Business Days prior to the Second Closing, the Company shall have delivered or caused to be delivered to each Buyer and the Collateral Agent (A) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor the Company or any of its Subsidiaries and which are filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent or the Buyers, desirable to perfect the security interests purported to be created by the Security Agreement, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Collateral Agent, shall cover any of the Collateral (as defined in the Security Agreement), and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Collateral Agent and the Buyers, shall not show any such Liens; and (B) a perfection certificate, duly completed and executed by the Company and each of its Subsidiaries, in form and substance satisfactory to the Buyers.

(xix)       The Collateral Agent shall have received the Security Agreement, duly executed by the Company and each of its Subsidiaries, together with any the original share certificates representing all of the equity interests and all promissory notes required to be pledged thereunder, accompanied by undated share powers and allonges executed in blank and other proper instruments of transfer.

(xx)       Such Buyer shall have received a letter on the letterhead of the Company (the “Second Flow of Funds Letter”) duly executed by the Chief Executive Officer or Chief Financial Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company.

(xxi)       The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(c)       The obligation of any given Buyer hereunder to purchase its Additional Note at an Additional Closing is subject to the satisfaction, at or before such applicable Additional Closing Date, of each of the following conditions, provided that these conditions are for such Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)       The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer an Additional Note in such original principal amount as is set forth across from such Buyer’s name in column (5) of the Schedule of Buyers as being purchased by such Buyer at the Additional Closing pursuant to this Agreement.

(ii)       Such Buyer shall have received the legal opinion of Fleming PLLC, the Company’s counsel, dated as of the Additional Closing Date, in the form acceptable to such Buyer.

(iii)       The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s New Transfer Agent.

(iv)       The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Additional Closing Date.

(v)       The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and each Subsidiary conducts business and is required to so qualify, as of a date within ten (10) days of the Additional Closing Date.

(vi)       The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) days of the Additional Closing Date.

(vii)       Each Subsidiary shall have delivered to such Buyer a certified copy of its certificate of incorporation (or such equivalent organizational document) as certified by the Secretary of State (or comparable office) of such Subsidiary’s jurisdiction of incorporation within ten (10) days of the Additional Closing Date.

(viii)       The Company and each Subsidiary shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary or the Chief Financial Officer of the Company and each Subsidiary and dated as of the Additional Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s and each Subsidiary’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation, as amended, of the Company and the organizational documents of each Subsidiary and (iii) the bylaws (or equivalent governing document) of each Subsidiary, each as in effect at the Additional Closing.

(ix)       Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Additional Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(x)       The Company shall have delivered to such Buyer a letter from the Company’s New Transfer Agent certifying the number of shares of Common Stock outstanding on the Additional Closing Date immediately prior to the Additional Closing.

(xi)       The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Additional Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Additional Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market, including the minimum stockholders’ equity requirement pursuant to Nasdaq Listing Rule 5550(b)(1).

(xii)       The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xiii)       No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xiv)       Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xv)       The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Additional Conversion Shares.

(xvi)       Such Buyer shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer or Chief Financial Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Additional Flow of Funds Letter”, and together with the Second Flow of Funds Letter and Additional Flow of Funds Letter, each, a “Flow of Funds Letter”).

(xvii)       The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.       TERMINATION.

In the event that the Initial Closing shall not have occurred with respect to any Buyer within five (5) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Notes shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(g) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.       MISCELLANEOUS.

(a)       Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Las Vegas, Nevada, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)       Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)       Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)       Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)       Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders (as defined below), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion); and provided further that the provisions of Sections 4(v) and 4(w) above cannot be amended or waived without the additional prior written approval of the Collateral Agent or its successor. Notwithstanding anything in any Transaction Document to the contrary, no waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement or any other Transaction Document, and any waiver of any provision of this Agreement or any other Transaction Document made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, all holders of the Notes. From the date hereof and while any Notes are outstanding, the Company shall not be permitted to receive any consideration from a Buyer or a holder of Notes that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Subsidiary (i) to treat such Buyer or holder of Notes in a manner that is more favorable than to other similarly situated Buyers or holders of Notes, or (ii) to treat any Buyer(s) or holder(s) of Notes, in a manner that is less favorable than the Buyer or holder of Notes, that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of the Company purchased or sold by any Buyer. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means (I) on any given date when the Lead Buyer holds any Notes, just the Lead Buyer and (II) on any given date when the Lead Buyer does not hold any Notes, holders of a majority of the Registrable Securities as of such time (excluding any Registrable Securities held by the Company or any of its Subsidiaries as of such time) issued or issuable hereunder or pursuant to the Notes (or the Buyers, with respect to any waiver or amendment of Section 4(o)); provided, that such majority must include the Lead Buyer.

(f)       Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

Sadot Group Inc.,
295 E. Renfro St., Suite 300

Burleson, Texas 76028
Telephone: (832) 604-9568
Attention: Haggai Ravid, Chief Executive Officer
E-Mail: haggai.ravid@sadotco.com

With a copy (for informational purposes only) to:

Fleming PLLC
30 Wall Street, 8th Floor

New York, New York 10005
Telephone: (516) 902-6567
Attention: Stephen M. Fleming, Esq.
E-Mail: smf@flemingpllc.com

If to the Transfer Agent:

Computershare, Inc.
6200 S. Quebec St.

Greenwood Village, Colorado 80111
Telephone: (303) 262-0702
E-Mail: Jennifer.Lippoldt@computershare.com

If to a Buyer, to its mailing address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Sullivan & Worcester LLP
1251 Avenue of the Americas
New York, New York 10020
Telephone: (212) 660-3060
Attention: David E. Danovitch, Esq.
E-mail: ddanovitch@sullivanlaw.com

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Sullivan & Worcester LLP shall only be provided copies of notices sent to the Lead Buyer. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (as defined in the Notes) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)       No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i)       Survival. The representations, warranties, agreements and covenants shall survive each Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)       Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)       Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by such Buyer pursuant to Section 4(i), or (D) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(l)       Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the shares of Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(m)       Remedies. Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)       Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)       Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(p)       Judgment Currency.

(i)       If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(1)       the date actual payment of the amount due, in the case of any proceeding in the courts of Nevada or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(2)       the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii)       If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii)       Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(q)       Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

SADOT GROUP INC.

By:
Name: Haggai Ravid
Title: Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[ ]

By:
Name:
Title:

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)

Buyer	Address and Facsimile Number	Original Principal Amount of Initial Notes	Original Principal Amount of Second Notes	Maximum Original Principal Amount of Additional Notes at an Additional Closing	Maximum Original Principal Amount of Additional Notes at all Additional Closings	Initial Purchase Price of Notes	Second Purchase Price of Notes	Legal Representative’s Address and Facsimile Number

[•] (the “Lead Buyer”)	[•] Attention: [•] E-Mail: [•]	$4,000,000.00	$1,000,000	$2,000,000	$95,000,000.00	$3,600,000.00	$900,000	Sullivan & Worcester LLP 1251 Avenue of the Americas New York, New York 10020 Telephone: (212) 660-3060 Attention: David E. Danovitch, Esq. E-mail: ddanovitch@sullivanlaw.com
TOTAL		$4,000,000.00	$1,000,000	$2,000,000	$95,000,000.00	$3,600,000.00	$900,000

EXHIBIT A

FORM OF SENIOR SECURED CONVERTIBLE NOTE

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

FORM OF SECURITY AGREEMENT

EXHIBIT D

FORM OF GUARANTY